ACCOUNTS RECEIVABLE, NET	12 Months Ended
Dec. 31, 2025
ACCOUNTS RECEIVABLE, NET
ACCOUNTS RECEIVABLE, NET

4.ACCOUNTS RECEIVABLE, NET

The Company records revenues and costs on a net basis and the related accounts receivable and payable amounts on a gross basis. Accounts receivable, net of provision for credit losses consisted of the following:

	December 31,	December 31,
	2025	2024
Accounts receivable	$4,688,247	$29,375,358
Less: allowance for expected credit losses	(112,980)	(25,711,852)
Accounts receivable, net	$4,575,267	$3,663,506

Movement of allowance for doubtful accounts was as follows:

	For the Years Ended
	December 31,
	2025	2024	2023
Balance at beginning of the year	$25,711,852	$13,417,481	$17,681,792
Charge to expenses	1,027,900	22,911,671	—
Reversal of expenses	—	—	(702,156)
Writing off of accounts receivable	(27,083,829)	(10,068,481)	(3,067,433)
Foreign exchange loss (income)	457,057	(548,819)	(494,722)
Balance at end of the year	$112,980	$25,711,852	$13,417,481